Exhibit 99.6

MSG NETWORKS INC. 11 PENNSYLVANIA PLAZA NEW YORK, NY 10001	YOUR VOTE IS IMPORTANT, PLEASE VOTE TODAY. Vote by the Internet or Telephone or Mail 24 Hours a Day, 7 Days a Week
Your Internet or telephone vote authorizes the named proxies to vote the shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY THE INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Time, on July 7, 2021 (July 5, 2021 for participants in the AMC Networks Inc. 401(k) Plan). Have your proxy card in hand when you access the website and then follow the instructions provided.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions until 11:59 p.m., Eastern Time, on July 7, 2021 (July 5, 2021 for participants in the AMC Networks Inc. 401(k) Plan). Have your proxy card in hand when you call and then follow the instructions provided.

VOTE BY MAIL

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to MSG Networks Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy card must be received by July 7, 2021 (July 5, 2021 for participants in the AMC Networks Inc. 401(k) Plan).

Special Meeting Registration: You must register and obtain an admission ticket to attend the special meeting. Go to the “Register for Meeting” link at www.proxyvote.com to register. Individuals without proper identification and an admission ticket will not be permitted to attend the special meeting.

If you vote by the Internet or by telephone you do NOT need to mail back your proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D55817-S24936-S24937                                 KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — —  — — — — —— — — — —

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MSG NETWORKS INC.

Unless otherwise specified in the spaces provided, the undersigned’s vote is cast FOR Proposals 1, 2 and 3 below, as more fully described in the accompanying Proxy Statement.
	For	Against	Abstain
The Board of Directors recommends you vote FOR Proposals 1, 2 and 3:

1.  Adoption of the Agreement and Plan of Merger, dated as of March 25, 2021 (as may be amended from time to time, the “merger agreement”), among MSG Networks Inc. (“MSG Networks”), Madison Square Garden Entertainment Corp. (“MSG Entertainment”) and Broadway Sub Inc., a direct wholly-owned subsidiary of MSG Entertainment (“Merger Sub”), pursuant to which Merger Sub will merge with and into MSG Networks (the “merger”), with MSG Networks surviving the merger as a direct wholly-owned subsidiary of MSG Entertainment.

	☐	☐	☐

2.  Approval of, on a non-binding advisory basis, certain compensation that may be paid or become payable to MSG Networks’ named executive officers that is based on or otherwise relates to the merger contemplated by the merger agreement.

	☐	☐	☐

3. Approval of the adjournment of MSG Networks’ special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve Proposal 1.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. Your signature should appear the same as your name appears. If signing as attorney, executor, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties to the joint tenancy must sign. When a corporation gives the proxy, it should be signed by an authorized officer and the corporate seal affixed.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Internet Availability of Proxy Materials for the Special Meeting of Stockholders:

The Notice and Proxy Statement is available at www.proxyvote.com.

— — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — —

FOLD AND DETACH HERE	D55818-S24936-S24937

CLASS A PROXY CARD

MSG NETWORKS INC.

Solicited by the Board of Directors for the Special Meeting of Stockholders on July 8, 2021

The undersigned hereby appoints Bret Richter, Lawrence J. Burian and Mark C. Cresitello, and each of them, jointly and severally, proxies with full power of substitution, to vote all stock of MSG Networks Inc. (the “Company”) which the undersigned is entitled to vote at the Company’s Special Meeting of Stockholders to be held at the J.P. Morgan Club at the Madison Square Garden Arena located on Seventh Avenue between West 31st Street and West 33rd Street, New York, NY 10121, on Thursday, July 8, 2021, at 11:30 a.m., Eastern Time, and any adjournment or postponement thereof, hereby ratifying all that said proxies or their substitutes may do by virtue hereof, and the undersigned authorizes and instructs said proxies to vote as stated on the reverse side. If you sign and return this proxy card but do not give any direction, these shares will be voted FOR Proposals 1, 2 and 3, in the discretion of the proxies, and upon such other matters as may properly come before the Special Meeting and at any adjournment or postponement thereof.

Attention participants in the AMC Networks Inc. 401(k) Plan: If you hold shares of the Company’s Class A Common Stock through the AMC Networks Inc. 401(k) Plan, you should complete, sign and return this proxy card to instruct Fidelity Management Trust Company, as Trustee of the AMC Networks Inc. 401(k) Plan, how to vote these shares. Your proxy must be received no later than 11:59 p.m., Eastern Time, on July 5, 2021 so that the Trustee (who votes the shares on behalf of the AMC Networks Inc. 401(k) Plan’s participants) has adequate time to tabulate the voting instructions. Fidelity Management Trust Company shall not vote shares of the Company’s Class A Common Stock allocated to a participant’s account for which it has not received instructions from the participant. Please read the enclosed Proxy Statement for more information.

Important Notice: To attend the Special Meeting you must have an admission ticket and comply with COVID-19 safety protocols. To obtain an admission ticket, go to www.proxyvote.com or call 1-844-318-0137 (toll free) or 925-331-6070 (international). The deadline to obtain an admission ticket is 5:00 p.m., Eastern Time, on July 2, 2021. For further details, see “How can I attend the special meetings?” in the Proxy Statement. In addition, video and audio recording devices and other electronic devices will not be permitted at the special meeting and attendees will be subject to security inspections.

The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the Proxy Statement of the Company.

(Continued and to be signed on reverse side)

MSG NETWORKS INC. 11 PENNSYLVANIA PLAZA NEW YORK, NY 10001

YOUR VOTE IS IMPORTANT, PLEASE VOTE TODAY.

Vote by the Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Your Internet or telephone vote authorizes the named proxies to vote the shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY THE INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Time, on July 7, 2021. Have your proxy card in hand when you access the website and then follow the instructions provided.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions until 11:59 p.m., Eastern Time, on July 7, 2021. Have your proxy card in hand when you call and then follow the instructions provided.

VOTE BY MAIL

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to MSG Networks Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy card must be received by July 7, 2021.

Special Meeting Registration: You must register and obtain an admission ticket to attend the special meeting. Go to the “Register for Meeting” link at www.proxyvote.com to register. Individuals without proper identification and an admission ticket will not be permitted to attend the special meeting.

If you vote by the Internet or by telephone you do NOT need to mail back your proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
D55819-S24936-S24937 KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MSG NETWORKS INC.

Unless otherwise specified in the spaces provided, the undersigned’s vote is cast FOR Proposals 1, 2 and 3 below, as more fully described in the accompanying Proxy Statement.
	For	Against	Abstain
The Board of Directors recommends you vote FOR Proposals 1, 2 and 3:

1.  Adoption of the Agreement and Plan of Merger, dated as of March 25, 2021 (as may be amended from time to time, the “merger agreement”), among MSG Networks Inc. (“MSG Networks”), Madison Square Garden Entertainment Corp. (“MSG Entertainment”) and Broadway Sub Inc., a direct wholly-owned subsidiary of MSG Entertainment (“Merger Sub”), pursuant to which Merger Sub will merge with and into MSG Networks (the “merger”), with MSG Networks surviving the merger as a direct wholly-owned subsidiary of MSG Entertainment.

	☐	☐	☐

2.  Approval of, on a non-binding advisory basis, certain compensation that may be paid or become payable to MSG Networks’ named executive officers that is based on or otherwise relates to the merger contemplated by the merger agreement.

	☐	☐	☐

3. Approval of the adjournment of MSG Networks’ special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve Proposal 1.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. Your signature should appear the same as your name appears. If signing as attorney, executor, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties to the joint tenancy must sign. When a corporation gives the proxy, it should be signed by an authorized officer and the corporate seal affixed.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Internet Availability of Proxy Materials for the Special Meeting of Stockholders:

The Notice and Proxy Statement is available at www.proxyvote.com.

— — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — —

FOLD AND DETACH HERE	D55820-S24936-S24937

                             CLASS B PROXY CARD

MSG NETWORKS INC.

Solicited by the Board of Directors for the

Special Meeting of Stockholders on July 8, 2021

The undersigned hereby appoints Bret Richter, Lawrence J. Burian and Mark C. Cresitello, and each of them, jointly and severally, proxies with full power of substitution, to vote all stock of MSG Networks Inc. (the “Company”) which the undersigned is entitled to vote at the Company’s Special Meeting of Stockholders to be held at the J.P. Morgan Club at the Madison Square Garden Arena located on Seventh Avenue between West 31st Street and West 33rd Street, New York, NY 10121, on Thursday, July 8, 2021, at 11:30 a.m., Eastern Time, and any adjournment or postponement thereof, hereby ratifying all that said proxies or their substitutes may do by virtue hereof, and the undersigned authorizes and instructs said proxies to vote as stated on the reverse side. If you sign and return this proxy card but do not give any direction, these shares will be voted FOR Proposals 1, 2 and 3, in the discretion of the proxies, and upon such other matters as may properly come before the Special Meeting and at any adjournment or postponement thereof.

Important Notice: To attend the Special Meeting you must have an admission ticket and comply with COVID - 19 safety protocols. To obtain an admission ticket, go to www.proxyvote.com or call 1-844-318-0137 (toll free) or 925-331-6070 (international). The deadline to obtain an admission ticket is 5:00 p.m., Eastern Time, on July 2, 2021. For further details, see “How can I attend the special meetings?” in the Proxy Statement. In addition, video and audio recording devices and other electronic devices will not be permitted at the special meeting and attendees will be subject to security inspections.

The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the Proxy Statement of the Company.

(Continued and to be signed on the reverse side)